                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Source Media, Inc., a Delaware corporation, which is filing a Registration Statement on Form S-4 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), hereby constitute and appoint Timothy P. Peters, W. Scott Bedford and Maryann Walsh, and each of them, the individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments, including post-effective amendments, to the Registration Statement, including a Prospectus or an amended Prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----

                /s/ TIMOTHY P. PETERS                    Chief Executive Officer and   December 8, 1997
-----------------------------------------------------      Chairman of the Board
                  Timothy P. Peters                        (principal executive
                                                           officer)

                /s/ W. SCOTT BEDFORD                     Chief Financial Officer and   December 8, 1997
-----------------------------------------------------      Treasurer (principal
                  W. Scott Bedford                         financial and accounting
                                                           officer)

                  /s/ JOHN J. REED                       President and Director        December 8, 1997
-----------------------------------------------------
                    John J. Reed

               /s/ DAVID L. KUYKENDALL                   Director                      December 8, 1997
-----------------------------------------------------
                 David L. Kuykendall

               /s/ MICHAEL J. MAROCCO                    Director                      December 8, 1997
-----------------------------------------------------
                 Michael J. Marocco

               /s/ JAMES L. GREENWALD                    Director                      December 8, 1997
-----------------------------------------------------
                 James L. Greenwald

                 /s/ ROBERT H. ALTER                     Director                      December 8, 1997
-----------------------------------------------------
                   Robert H. Alter

                /s/ ROBERT J. CRESCI                     Director                      December 8, 1997
-----------------------------------------------------
                  Robert J. Cresci

                /s/ BARRY RUBENSTEIN                     Director                      December 8, 1997
-----------------------------------------------------
                  Barry Rubenstein